EXHIBIT 10.39

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

OCZ TECHNOLOGY GROUP, INC.

Warrant No.: PV-004	Number of Shares: 25,000
Date of Issuance: January 07, 2011

FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, OCZ Technology Group, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that MICSYS Technology Co., Ltd. or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to TWENTY FIVE THOUSAND (25,000) shares of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, par value $0.0025 per share (the “Common Stock”), at an exercise price per share equal to $5.00 (the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

1.           Term. This Warrant shall be exercisable after the Date of Issuance set forth above (the “Exercise Date”) and shall expire at 5:00 p.m., Eastern Time, on the first month anniversary of the Date of Issuance (such period, the “Term”).

2.           Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part with respect to the Warrant Stock only at any time during the Term.

(b)      Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant with respect to the vested Warrant Stock only, with the Notice of Exercise attached hereto duly executed, at the principal office of the Issuer, and the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price multiplied by the number of vested shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

(c)           Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding ten (10) Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof at the Issuer’s expense within such time.

(d)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and not with a view to or in connection with a distribution, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws.

(ii)           Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

(iii)           Notwithstanding the foregoing, the legend requirement set forth in Section 2(c)(ii) shall terminate with respect to certificates representing shares of Warrant Stock issued upon exercise of the Warrant immediately upon the effectiveness of a registration statement covering the sale of the Warrant Stock; provided, that for any exercise prior to one year from the Date of Issuance, the Holder represents to the Issuer and its transfer agent that the sale is being or will be made pursuant to and in compliance with an exemption from the Securities Act.  If Holder is relying upon an exemption for the sale of any Warrant Shares, Holder shall deliver to the Issuer an opinion of counsel satisfactory to the Issuer that such transaction is exempt from applicable securities law.

3.           Stock Fully Paid; Covenants.

  (a)           Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer.

(b)        Covenants. The Issuer shall not by any action including, without limitation, amending the Issuer’s Certificate of Incorporation, as amended, or Bylaws, as amended (collectively, the “Charter Documents”) of the Issuer or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation (i) permitting the par value, if any, of its Common Stock to exceed the Warrant Price, (ii) amending or modifying any provision of the Charter Documents in any manner that would have a material adverse effect on the rights of the Holders of the Warrants, and (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein or under applicable securities laws) upon the exercise of this Warrant.

(c)        Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4.           Adjustments Affecting Common Stock.

(a)            Reclassification, Splits, Dividends, etc.

(i)           If at any time or from time to time after the Date of Issuance and prior to the exercise in full of this Warrant or the expiration of the Term, there shall be any reclassification or change of the Common Stock issuable upon exercise of this Warrant, the Issuer shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant in substantially the form hereof, and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification or change by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

(ii)           If at any time or from time to time after the Date of Issuance and prior to the exercise in full of this Warrant or the expiration of the Term, the Issuer shall split, subdivide or combine its Common Stock, then the Warrant Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination. If at any time or from time to time after the Date of Issuance and prior to the exercise in full of this Warrant or the expiration of the Term, the Issuer shall pay a stock dividend or other stock distribution with respect to the Common Stock (except any distribution specifically provided for in this Section 4(a)), then the Warrant Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

(iii)           After any adjustment of the Warrant Price pursuant to Section 4(a), the number of shares of Warrant Stock issuable at the new Warrant Price shall be adjusted to the number obtained by (i) multiplying the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately before such adjustment by the Warrant Price in effect immediately before such adjustment and (ii) dividing the product so obtained by the new Warrant Price.

(b)           Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of securities purchasable upon the exercise of this Warrant.

5.           Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause one of its Chief Executive Officer, Chief Financial Officer or other appropriate officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Issuer (the “Board”) made any determination hereunder), and the Warrant Price after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment.

6.           Fractional Shares. No fractional shares of vested Warrant Stock will be issued in connection with and exercise hereof. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise hereof, the Issuer will (i) round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled if the fraction of a share otherwise issuable is less than one-half, or (2) round up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, if the fraction of a share of Common Stock otherwise issuable is equal to or greater than one-half. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Common Stock for which warrants are being exercised at any one time by the Holder hereof, not upon each warrant being exercised.

7.           Certain Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Business Day” means a day other than a Saturday, Sunday or a day in which banks are closed in San Francisco, California.

“Holders” means the Persons who from time to time own any Warrant. The term “Holder” means any one of the Holders.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Warrants” means this Warrant, and any other warrants of like tenor issued in substitution or exchange therefor or herefor.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

8.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, and the observance of any term waived, only with the written consent of the Issuer and the Holders of at least a majority of the shares of Warrant Stock issuable upon exercise of the Warrants at the time outstanding. Any amendment effected in accordance with this Section will be binding upon all Holders, the Issuer and their respective successors and assigns.

9.           Governing Law. This Warrant will be governed by and construed and enforced under the internal laws of the State of California, without reference to principles of conflict of laws or choice of laws. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.         Notices. Any notices and other communications required or permitted under this Warrant shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile or other electronic transmission directed (1) if to any Holder, at such Holder’s address, facsimile number or other address for electronic transmission set forth below, or at such address or facsimile number as such Holder may designate by giving at least ten (10) days’ advance written notice to the Company or (2) if to the Issuer, to its address or facsimile number or other address for electronic transmission set forth below, or at such other address or facsimile number as the Issuer may designate by giving at least ten (10) days’ advance written notice to the Holder or Holders. All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three (3) days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer or other electronic transmission, if faxed.

If to the Issuer:

OCZ Technology Group, Inc..
6373 San Ignacio Avenue
San Jose, CA 95119
Tel: (408) 733-8400
Fax: (408) 733-5200
Attention: Chief Financial Officer

If to the initial Holder:

MICSYS Technology Co., Ltd.
8F-5, No. 16 Jian-Ba Rd
Chung-Ho City, Taipei County
Taiwan ROC
Tel: +886-2-8228-0118
Fax: +886-2-8228-0128
E-mail: Joy@micsys.com
Attention:  Joy Tseng, President

11.          Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holders of Warrant Stock.

12.          Modification and Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision will be excluded from this Warrant and the balance of the Warrant will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

13.          Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows]

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

OCZ TECHNOLOGY
GROUP, INC.

/s/ Arthur F. Knapp, Jr.

Name: Arthur F. Knapp, Jr.
Title: Chief Financial Officer

NOTICE OF EXERCISE

OCZ TECHNOLOGY GROUP, INC.

The undersigned Holder, pursuant to the provisions of the Warrant delivered herewith (the “Warrant”), hereby irrevocably elects to purchase shares of Common Stock of OCZ Technology Group, Inc. Capitalized terms not elsewhere defined herein shall have the meanings set forth in the Warrant.

The undersigned tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any, by tendering cash payment of the Warrant Price per share required under the Warrant.

The exact name in which stock certificate(s) should be issued and address for delivery is:

Name:
Address:

“Holder”

By: ________________________________________
Name: ________________________________________
Title (if applicable): _____________________________

Date: ________________